Exhibit 99.1

ONEMAIN HOLDINGS ANNOUNCES SALE OF SPRINGCASTLE INTEREST

Expects $230M Gain on Sale, Pre-Tax

Evansville, IN, April 1, 2016 — OneMain Holdings, Inc. (NYSE: OMF) (the “Company”) today announced the sale of its 47% interest in SpringCastle, a joint venture formed to purchase a consumer loan portfolio from HSBC in 2013, to certain affiliates of New Residential Investment Corp. and funds managed by The Blackstone Group, its joint venture partners. The Company continues to service the SpringCastle portfolio through its London, KY servicing center.

Jay Levine, President and CEO of OneMain Holdings, said, “The sale of our SpringCastle investment is an important step toward enhancing our position as America’s premier personal finance company by monetizing what has been an enormously successful investment. Importantly, the sale simplifies our balance sheet, reduces our leverage, and significantly adds to our equity capital. We anticipate a minimal impact on near-term earnings from the transaction and we will continue to earn income for servicing the SpringCastle portfolio.”

The terms of the transaction, which closed on March 31, 2016, include the sale by indirect wholly owned subsidiaries of Springleaf Finance Corporation, a wholly owned subsidiary of the Company, of the Company’s entire interest in SpringCastle for approximately $112 million in cash which includes a 10% holdback to be held in escrow for a period of up to five years with the release tied to ultimate portfolio performance. As a result of the sale, SpringCastle’s assets and liabilities will not be reflected on the Company’s consolidated balance sheet as of March 31, 2016. As of December 31, 2015, the Company’s consolidated balance sheet reflected $1.6 billion of assets at book value and $1.9 billion of liabilities at book value, attributable to SpringCastle. On February 25, 2016, the Company provided core earnings per share guidance of $4.50 - $5.00 in 2016; this guidance incorporated approximately $0.35 to $0.40 in per share contribution from SpringCastle for the full year.(1)

Use of Non-GAAP Financial Measures

We report the operating results of our Core Consumer Operations (consisting of the results of our Consumer and Insurance and our Acquisitions and Servicing segments), our Non-Core Portfolio (consisting of our Real Estate segment) and our other non-core activities using the same accounting basis that we employed prior to 2010 when we were acquired by Fortress (the “Fortress Acquisition”), which we refer to as “historical accounting basis” (a basis of accounting other than U.S. GAAP), to provide an alternative basis for both management and other interested third parties to understand how management measures performance of its operating segments. The historical accounting basis is not applicable to our Acquisitions and Servicing segment since this segment resulted from the purchase of the SpringCastle Portfolio on April 1, 2013 and, therefore, was not affected by the Fortress Acquisition.

(1)  The Company has not reconciled core earnings per share guidance to guidance to income (loss) before provision for (benefit from) income taxes GAAP basis or income before provision for income taxes historical basis as items that impact such measures are out of the Company’s control and/or cannot be reasonably predicted. Accordingly, a reconciliation is not available without unreasonable effort.

Pretax Core Earnings, Core Earnings (which equals Pretax Core Earnings adjusted for estimated taxes), and Core Earnings per Diluted Share are key performance measures used by management in evaluating the performance of our business. Pretax Core Earnings represents our income (loss) before provision for (benefit from) income taxes on a historical accounting basis and excludes results of operations from our Non-Core Portfolio (consisting of our Real Estate segment) and other non-core non-originating legacy operations, acquisition-related transaction and integration expenses, gains (losses) resulting from accelerated long-term debt repayment and repurchases of long-term debt related to Core Consumer Operations (attributable to OneMain Holdings, Inc.), gains (losses) on fair value adjustments on debt related to Core Consumer Operations (attributable to OneMain Holdings, Inc.), costs associated with debt refinance related to Consumer and Insurance and results of operations attributable to non-controlling interests. Pretax Core Earnings, Core Earnings, and Core Earnings per Diluted Share assist us in comparing our business performance on a consistent basis. Management believes these non-GAAP financial measures are useful in assessing the profitability of our core business operations and our management uses these non-GAAP financial measures in evaluating our operating performance. These non-GAAP financial measures should be considered supplemental to, but not as a substitute for or superior to, operating income, segment profit or loss, net income, or other measures of financial performance prepared in accordance with U.S. GAAP.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including our core earnings per share guidance for 2016. Forward-looking statements are not statements of historical fact but instead represent only management’s current beliefs regarding future events.  By their nature, forward-looking statements involve inherent risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from those expressed in or implied by such forward-looking statements. We caution you not to place undue reliance on these forward-looking statements that speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events.

Forward-looking statements include, without limitation, statements concerning future plans, objectives, goals, projections, strategies, events or performance, and underlying assumptions and other statements related thereto. Statements preceded by, followed by or that otherwise include the words “anticipates,” “appears,” “are likely,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects” and similar expressions or future or conditional verbs such as “would,” “should,” “could,” “may,” or “will” are intended to identify forward-looking statements. Important factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements include, without limitation, the following: any failure or inability to achieve the SpringCastle portfolio performance requirements set forth in the SpringCastle Purchase Agreement, various risks relating to the successful integration and operation of OneMain Financial Holdings, LLC (formerly known as OneMain Financial Holdings, Inc.) and its direct and indirect subsidiaries (collectively, “OneMain”), including unanticipated difficulties financing the ongoing operations of OneMain; unanticipated expenditures relating to the integration and operation of OneMain; any litigation, fines or penalties that could arise relating to the acquisition or operation of OneMain; the impact of the acquisition of OneMain on the Company’s relationships with employees and third parties; the inability to obtain, or delays in obtaining, anticipated cost savings, revenue growth or other synergies associated with the acquisition of OneMain; various risks relating to the proposed sale of branches to Lendmark Financial Services, LLC (the “Lendmark Sale”) in connection with the previously disclosed settlement with the U.S. Department of Justice, including the costs and effects of any failure or inability to consummate the Lendmark Sale timely or at all, which could potentially result in a sale of such branches to another buyer on terms less favorable than the proposed Lendmark Sale; changes in general economic conditions, including the interest rate environment and the financial markets; levels of unemployment and personal bankruptcies; natural or accidental events such as earthquakes, hurricanes, tornadoes, fires, or floods affecting our customers, collateral, branches or other operating facilities; war, acts of terrorism, riots, civil disruption, pandemics, or other events disrupting business or commerce; changes in the rate at which we can collect or potentially sell our finance receivables portfolio; the effectiveness of our credit risk scoring models in assessing the risk of customer unwillingness or lack of capacity to repay; changes in our ability to attract and retain employees or key executives to support our business; changes in the competitive environment in which we operate, including the demand for our products, customer responsiveness to our distribution channels, and the strength and ability of our competitors to operate independently or to enter into business combinations that result in a more attractive range of customer products or provide greater financial resources; shifts in collateral values, delinquencies, or credit losses; changes in federal, state or local laws, regulations, or regulatory policies and practices, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (which, among other things, established the Consumer Financial Protection Bureau, which has broad authority to regulate and examine financial institutions, including the Company), that affect our ability to conduct business or the manner in which we conduct business, such as licensing requirements, pricing limitations or restrictions on the method of offering products, as well as changes that may result from increased regulatory scrutiny of the sub-prime lending industry; potential liability relating to real estate and personal loans which we have sold or may sell in the future, or relating to securitized loans, if it is determined that there was a non-curable breach of a representation or warranty made in connection with such transactions; the effect of future sales of our remaining portfolio of real estate loans and the transfer of servicing of these loans; the costs and effects of any actual or alleged violations of any federal, state or local laws, rules or regulations, including any litigation associated therewith, any impact to our business operations, reputation, financial position, results of operations or cash flows arising therefrom, any impact to our relationships with lenders, investors or other third parties attributable thereto, and the costs and effects of any breach of any representation, warranty or covenant under any of our contractual arrangements, including indentures or other financing arrangements or contracts, as a result of any such violation; the costs and effects of any fines, penalties, judgments, decrees, orders, inquiries, investigations, subpoenas, or enforcement or other proceedings of any governmental or quasi-governmental agency or authority and any litigation associated therewith; our continued ability to access the capital markets or the sufficiency of our current sources of funds to satisfy our cash flow requirements; our ability to comply with our debt covenants; our ability to generate sufficient cash to service all of our indebtedness; the effects of any downgrade of our debt ratings by credit rating agencies, which could have a negative impact on our cost of and/or access to capital; our substantial indebtedness, which could prevent us from meeting our obligations under our debt instruments and limit our ability to react to changes in the economy, or our ability to incur additional borrowings; the impacts of our securitizations and borrowings; our ability to maintain sufficient capital levels in our regulated and unregulated subsidiaries; changes in accounting standards or tax policies and practices and the application of such new policies and practices to the manner in which we conduct business; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis” sections of the Company’s most recent Form 10-K and Form 10-Qs filed with the SEC and in the Company’s other filings with the SEC from time to time.  The foregoing list of factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by forward-looking statements does not purport to be complete and new factors, risks and uncertainties may arise in the future that are impossible for us to currently predict.

Contact Information:

Craig Streem

craig.streem@springleaf.com

812-468-5752

Rohit Dewan

rohit.dewan@springleaf.com

812-492-2582